SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 August 19, 2002
                Date of Report (Date of earliest event reported)



                           Circuit Research Labs, Inc.
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             (Exact name of registrant as specified in its charter)



Arizona                             0-11353                           86-0344671
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(State or other jurisdiction        (Commission                    (IRS Employer
 of incorporation)                   File Number)            Identification No.)


2522 West Geneva Drive
Tempe, Arizona                                                             85282
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(Address of principal executive offices)                              (Zip Code)



                                 (602) 438-0888
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              (Registrant's telephone number, including area code)


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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits
          --------

     Exhibit
     Number     Description
     -------    -----------
     99.1       Certificate of Chief Executive Officer dated August 19, 2002
     99.2       Certificate of Chief Financial Officer dated August 19, 2002



Item 9.   Regulation FD Disclosure

     On August 19, 2002, the Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Form 10-QSB") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications of each of the Chief Executive Officer, C. Jayson Brentlinger, and Chief Financial Officer, Robert W. McMartin, of the Registrant accompanied the Form 10-QSB.

     Copies of the certifications submitted by Messrs. Brentlinger and McMartin are attached hereto as Exhibits 99.1 and 99.2, respectively.

     The information contained in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CIRCUIT RESEARCH LABS, INC.


Date: August 19, 2002         By : /s/ C. Jayson Brentlinger
                                   ---------------------------------
                                   C. Jayson Brentlinger
                                   President and Chief Executive Officer


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


                                  Exhibit Index

     Exhibit
     Number                   Description
     -------                  -----------

     99.1    Certificate of Chief Executive Officer dated August 19, 2002
     99.2    Certificate of Chief Financial Officer dated August 19, 2002


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